Exhibit 99.1

Liquidity Services is High Bidder for Scrap Contract

with the U.S. Department of Defense

WASHINGTON — March 3, 2016 — Liquidity Services, Inc. (NASDAQ: LQDT), a global solution provider in the reverse supply chain with the world’s largest marketplace for business surplus, today announced the preliminary results of the live auction bidding event held by the U.S. Defense Logistics Agency (DLA) on March 2, 2016 to purchase, manage and sell scrap assets of the U.S. Department of Defense (DoD).

Bidding Results

Liquidity Services placed the winning bid equal to 64.5% of its gross resale proceeds that will be returned to the government. The new scrap contract with the DLA has a base term of three years with two one-year options to extend. The Company will provide further details following contract award.

About Liquidity Services

Liquidity Services is a global solution provider in the reverse supply chain with the world’s largest marketplace for business surplus. The company partners with global Fortune 1000 corporations, middle market companies, and government agencies to intelligently transform surplus assets and inventory from a burden into a liquid opportunity that fuels the achievement of strategic goals. The company’s superior service, unmatched scale and ability to deliver results enable it to forge trusted, long-term relationships with over 8,000 clients worldwide. With nearly $6 billion in completed transactions, and approximately three million buyers in almost 200 countries and territories, the company is the proven leader in delivering smart surplus solutions. To learn more about Liquidity Services, please visit LiquidityServices.com.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s business outlook, plans to increase investments in technology infrastructure, the Company’s proprietary e-commerce marketplace platform, product development and marketing initiatives, the LiquidityOne Transformation program, the supply and mix of inventory under the DoD Surplus Contracts, expected future effective tax rates, expected future tax benefits as a result of the sales of the Jacobs Trading business, and trends and assumptions about future periods, including the second quarter FY-16.  You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this document.  Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in our filings with the SEC from time to time, and include, among others, our dependence on our contracts with the DoD for a significant portion of our revenue and profitability; our ability to successfully expand the supply of merchandise available for sale on our online marketplaces; our ability to attract and retain active professional buyers to purchase this merchandise; the timing and success of upgrades to our technology infrastructure; our ability to successfully complete the integration of any acquired companies into our existing operations and our ability to realize any anticipated benefits of these or other acquisitions; the success of our business realignment and LiquidityOne integration and enhancement initiative.  There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

###

Contact

Julie Davis

Senior Director, Investor Relations

202.558.6234

julie.davis@liquidityservices.com

Jeanette Hanfling

Director of Public Relations

202.467.5723

jeanette.hanfling@liquidityservices.com